May 31, 1996



Abraham Trading & Co. "ATC"
Moody Building
2nd & Main
Canadain, Texas 790144

Attention:  Mr. Craig L. Caudle

      Re:   Management Agreement Renewal
            Smith Barney Diversified Futures Fund L.P.

Dear Mr. Caudle:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made above (the "Management Agreement"). We would like to extend the term of the Management Agreement through to June 30, 1997. All other provisions of the Management Agreement will remain unchanged.

Please indicate your agreement to and acceptance of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above.


Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT INC.




By:
      Chief Financial Officer,
      Director & Treasurer



AGREED AND ACCEPTED


ABRAHAM TRADING & CO. "ATC"



By:


Print Name:
DAD/sr


rw/1

May 31, 1996



Campbell & Co. Inc.
210 West Pennsylvania Avenue
Baltimore, MD. 21204

Attention:  Mr. Terry Livesey

      Re:   Management Agreement Renewal
            Smith Barney Diversified Futures Fund L.P.

Dear Mr. Livesey:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made above (the "Management Agreement"). We would like to extend the term of the Management Agreement through June 30, 1997. All other provisions of the Management Agreement will remain unchanged.

Please indicate your agreement to and acceptance of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above.


Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT INC.




By:
      Chief Financial Officer,
      Director & Treasurer



AGREED AND ACCEPTED


CAMPBELL & CO. INC.



By:


Print Name:
DAD/sr
rw/1

May 31, 1996



Chesapeake Capital Corp.
500 Forest Avenue
Richmond, Va. 23229

Attention:  Mr. John Hoade

      Re:   Management Agreement Renewal
            Smith Barney Diversified Futures Fund L.P.

Dear Mr. Hoade:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made above (the "Management Agreement"). We would like to extend the term of the Management Agreement through June 30, 1997. All other provisions of the Management Agreement will remain unchanged.

Please indicate your agreement to and acceptance of these modifications by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above.


Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT INC.



By:
      Chief Financial Officer,
      Director & Treasurer


AGREED AND ACCEPTED

CHESAPEAKE CAPITAL CORP.



By:


Print Name:
DAD/sr
rw/1

May 31, 1996



John W. Henry & Company
One Glendinning Place
Westport, Ct. 06880
Attn: Ms. Beth Kenton


      Re:   Management Agreement Renewal
            SB Diversified Futures Fund

Dear Ms. Kenton:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made above (the "Management Agreement"). We would like to extend the term of the Management Agreement through June 30, 1997. All other provisions of the Management Agreement will remain unchanged.

Please indicate your agreement to and acceptance of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above.


Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT INC.




By:
      Chief Financial Officer,
      Director & Treasurer



AGREED AND ACCEPTED

JOHN W. HENRY & COMPANY



By:


Print Name:
DAD/sr

May 31, 1996



Rabar Market Research
10 Bank St. - Suite 830
White Plain, N.Y. 10606


Attention:  Mr. John Dreyer &
              Mr. Paul Rabar

      Re:   Management Agreement Renewal
            Smith Barney Diversified Futures Fund

Dear Mr. Dreyer & Mr. Rabar:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made above (the "Management Agreement"). We would like to extend the term of the Management Agreement through June 30, 1997. The incentive fee will now be paid annually instead of quarterly. All other provisions of the Management Agreement will remain unchanged.

Please indicate your agreement to and acceptance of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above.


Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT INC.



By:
      Chief Financial Officer,
      Director & Treasurer



AGREED AND ACCEPTED

RABAR MARKET RESEARCH



By:


Print Name:
DAD/sr
rw/1

June 24, 1997



Abraham Trading & Co. "ATC"
Moody Building
2nd & Main
Canadain, Texas 790144

Attention:  Mr. Craig L. Caudle

      Re:   Management Agreement Renewal
            Smith Barney Diversified Futures Fund L.P.

Dear Mr. Caudle:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made above (the "Management Agreement"). We would like to extend the term of the Management Agreement through to June 30, 1998. All other provisions of the Management Agreement will remain unchanged.

Please indicate your agreement to and acceptance of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above.


Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT INC.




By:
      Chief Financial Officer,
      Director & Treasurer



AGREED AND ACCEPTED


ABRAHAM TRADING & CO. "ATC"



By:


Print Name:
DAD/sr


rw/1

June 24, 1997



AIS FUTURES MANAGEMENT
375 Park Avenue
Suite 3403
New York, Nerw York 10152

Attention:  Mr. John R. Hummel

      Re:   Management Agreement Renewal
            Smith Barney Diversified Futures Fund L.P.

Dear Mr. Hummel:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made above (the "Management Agreement"). We would like to extend the term of the Management Agreement through June 30, 1998. All other provisions of the Management Agreement will remain unchanged.

Please indicate your agreement to and acceptance of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above.


Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT INC.




By:
      Chief Financial Officer,
      Director & Treasurer



AGREED AND ACCEPTED

AIS FUTURES MANAGEMENT



By:


Print Name:
DAD/sr
rw/1

June 24, 1997



Campbell & Co. Inc.
210 West Pennsylvania Avenue
Baltimore, MD. 21204

Attention:  Mr. Terry Livesey

      Re:   Management Agreement Renewal
            Smith Barney Diversified Futures Fund L.P.

Dear Mr. Livesey:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made above (the "Management Agreement"). We would like to extend the term of the Management Agreement through June 30, 1998. All other provisions of the Management Agreement will remain unchanged.

Please indicate your agreement to and acceptance of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above.


Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT INC.




By:
      Chief Financial Officer,
      Director & Treasurer



AGREED AND ACCEPTED


CAMPBELL & CO. INC.



By:


Print Name:
DAD/sr
rw/1

August 12, 1997



Chesapeake Capital Corp.
500 Forest Avenue
Richmond, Va. 23229

Attention:  Mr. John Hoade

      Re:   Management Agreement Renewal
            Smith Barney Diversified Futures Fund L.P.

Dear Mr. Hoade:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made above (the "Management Agreement"). We would like to extend the term of the Management Agreement through June 30, 1998. All other provisions of the Management Agreement will remain unchanged.

Please indicate your agreement to and acceptance of these modifications by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above.


Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT INC.



By:
      Chief Financial Officer,
      Director & Treasurer


AGREED AND ACCEPTED

CHESAPEAKE CAPITAL CORP.



By:


Print Name:
DAD/sr
rw/1

June 19, 1997



John W. Henry & Company
One Glendinning Place
Westport, Ct. 06880
Attn: Ms. Beth Kenton


      Re:   Management Agreement Renewal
            SB Diversified Futures Fund

Dear Ms. Kenton:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made above (the "Management Agreement"). We would like to extend the term of the Management Agreement through June 30, 1998. All other provisions of the Management Agreement will remain unchanged.

Please indicate your agreement to and acceptance of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above.


Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT INC.




By:
      Chief Financial Officer,
      Director & Treasurer



AGREED AND ACCEPTED

JOHN W. HENRY & COMPANY



By:


Print Name:
DAD/sr

June 24, 1997



Rabar Market Research
10 Bank St. - Suite 830
White Plain, N.Y. 10606


Attention:  Mr. John Dreyer &
              Mr. Paul Rabar

      Re:   Management Agreement Renewal
            Smith Barney Diversified Futures Fund

Dear Mr. Dreyer & Mr. Rabar:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made above (the "Management Agreement"). We would like to extend the term of the Management Agreement through June 30, 1998. The incentive fee will now be paid annually instead of quarterly. All other provisions of the Management Agreement will remain unchanged.

Please indicate your agreement to and acceptance of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel Dantuono at the address above.


Very truly yours,

SMITH BARNEY FUTURES MANAGEMENT INC.



By:
      Chief Financial Officer,
      Director & Treasurer



AGREED AND ACCEPTED

RABAR MARKET RESEARCH



By:


Print Name:
DAD/sr
rw/1